                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): APRIL 20, 1999



                               REALNETWORKS, INC.
               (Exact name of registrant as specified in charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)

                                     0-23137
                            (Commission File Number)

                                   91-1628146
                        (IRS Employer Identification No.)

                1111 THIRD AVENUE, SUITE 2900, SEATTLE, WA 98101
              (Address of principal executive offices) (Zip Code)

                                 (206) 674-2700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     On April 20, 1999, RealNetworks, Inc. announced that its Board of Directors approved a two-for-one stock split of its common stock ("Common Stock"), payable in the form of a dividend. Shareholders of record on April 27, 1999 will receive one additional share of Common Stock for each share of Common Stock held on April 27, 1999. The payment date for this stock dividend will be on or about May 10, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     Exhibit Number        Description
     --------------        -----------
            99.1           Press Release dated April 20, 1999



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REALNETWORKS, INC.



                                            By:  /s/  Robert Glaser
                                               ---------------------------------
                                                 Robert Glaser
                                                 Chairman of the Board and Chief
                                                   Executive Officer

Dated:  April 29, 1999



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                                  EXHIBIT INDEX


     Exhibit Number          Description
     --------------          -----------
            99.1             Press Release dated April 20, 1999



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